Exhibit 99.8

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Collateral Analysis

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg
FICO Low	FICO High	LTV	Current Balance	Current Balance	GWAC	% MI	FICO	DTI
500	524	> 65%	270,882.93	4.7	8.48	0	511.5	43.469
525	549	> 65%	279,941.71	6.2	7.95	0	536.761	42.764
550	574	> 65%	284,160.57	10.37	7.49	0	561.877	42.707
575	599	> 70%	301,720.99	13.11	7.09	0	587.865	43.113
600	624	> 70%	335,650.41	16.21	6.9	0	611.577	42.048
625	649	> 70%	359,853.02	18.67	6.82	0	636.646	41.566
650	674	> 80%	389,714.55	11.34	7.03	0	661.516	40.892
675	699	> 80%	364,433.26	7.9	7.09	0	685.137	41.331
700	724	> 80%	346,358.31	4.34	7.1	0	710.238	44.44
725	749	> 85%	307,897.28	1.61	7.37	0	737.181	40.055
750	774	> 85%	319,880.86	1.25	7.46	0	759.012	43.072
775	799	> 85%	328,944.15	0.63	6.8	0	782.778	45.93
800 max		> 85%	148,770.00	0.06	7.5	0	802	32.633

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg
LTV Low	LTV High	DTI	Current Balance	Current Balance	GWAC	% MI	FICO	DTI
60%	64%	> 50%	248,559.75	3.49	7.89	0	561.337	52.859
65%	69%	> 50%	319,120.41	7.4	7.94	0	592.738	53.489
70%	74%	> 50%	313,507.08	9	7.89	0	548.196	52.802
75%	79%	> 50%	329,879.03	12.94	7.37	0	576.064	53.095
80%	84%	> 50%	311,473.83	28.97	7.34	0	599.045	52.707
85%	89%	> 50%	339,603.40	10.97	7.08	0	590.551	52.789
90%	94%	> 50%	276,569.44	19.65	6.99	0	616.745	52.709
95%	99%	> 50%	426,119.54	0.96	7.33	0	668.849	53.388
100% max		> 50%	180,000.00	0.14	7.15	0	651	50.813

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg
DTI Low	DTI High	FICO	Current Balance	Current Balance	GWAC	% MI	FICO	DTI
20%	24%	< 525	135,498.54	1.43	8.4	0	507.576	22.115
25%	29%	< 550	246,203.68	6.86	8.34	0	525.748	27.646
30%	34%	< 575	249,678.09	8.22	7.84	0	542.464	32.466
35%	39%	< 600	262,368.96	13.03	7.71	0	559.607	37.649
40%	44%	< 625	287,133.20	18.43	7.53	0	579.129	42.639
45%	49%	< 650	313,452.23	32.72	7.26	0	595.998	47.947
50%	54%	< 675	301,349.36	13.6	7.46	0	577.572	52.806
55% max		< 700	494,358.86	0.19	6.7	0	664.991	58.321

LIMITED AND STATED DOC

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg
FICO Low	FICO High	Current Balance	Current Balance	GWAC	% MI	FICO	DTI
500	524	309,074.81	7.02	8.83	0	511.771	43.892
525	549	301,099.25	7.09	8.39	0	537.26	41.491

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg
FICO Low	FICO High	Current Balance	Current Balance	GWAC	% MI	FICO	DTI
550	574	281,273.18	5.83	7.95	0	561.81	42.143
575	599	378,715.38	5.75	7.55	0	586.482	42.856
600	624	365,204.69	11.96	7.35	0	613.647	41.165
625	649	344,950.11	22.28	7.24	0	638.14	42.292
650	674	354,762.41	16.53	7.07	0	661.227	40.968
675	699	356,234.38	10.94	7.15	0	686.352	41.703
700	724	357,799.27	6.32	7.07	0	712.422	42.25
725	749	351,236.43	2.97	7.07	0	736.62	43.688
750	774	398,117.98	2.84	7.15	0	761.498	41.715
775	799	224,631.62	0.31	7.1	0	783.179	47.402
800 max		293,126.32	0.15	7.1	0	807.973	39.451

IO LOANS

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg
FICO Low	FICO High	Current Balance	Current Balance	GWAC	% MI	FICO	DTI
500	524
525	549
550	574	470,199.42	0.53	6.51	0	561.33	44.035
575	599	302,471.55	16.73	6.67	0	589.15	43.328
600	624	352,336.48	18.27	6.5	0	610.436	42.713
625	649	401,937.28	20.89	6.36	0	637.569	41.542
650	674	425,596.97	22.95	6.26	0	661.348	41.879
675	699	372,932.34	10.76	6.24	0	685.574	41.449
700	724	386,506.34	5.76	6.27	0	710.925	41.647
725	749	328,710.86	1.99	5.83	0	735.649	42.208
750	774	454,662.38	1.77	6.32	0	762.93	40.904
775	799	347,000.68	0.35	6.44	0	779.912	44.878
800 max

Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
76.511	86.866	0	95.965	51.883	1.643	46.474	0
79.265	88.551	0	94.595	61.556	6.461	31.983	0
84.141	88.466	0	92.608	81.762	3.778	14.46	0.852
84.215	85.443	0	93.586	83.85	4.626	11.524	37.612
84.798	83.041	0	91.493	74.996	3.908	21.096	33.984
83.063	78.461	0	90.007	52.585	2.733	44.683	33.061
91.479	74.004	0	89.519	67.774	3.461	28.765	25.653
90.896	71.112	0	73.366	63.086	2.366	34.548	18.36
91.416	67.052	0	64.743	68.905	1.691	29.404	15.128
93.543	77.445	0	88.631	41.35	0	58.65	2.915
94.651	67.992	0	71.208	50.574	0	49.426	4.371
92.429	45.236	0	92.191	100	0	0	15.478
90	100	0	0	100	0	0	0

Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
62.472	76.979	0	87.264	47.718	0	52.282	0
67.073	75.722	0	91.316	46.742	1.838	51.421	0
71.695	84.577	0	95.931	60.439	0	39.561	0
76.958	84.353	0	89.446	66.222	1.05	32.728	0
80.638	83.455	0	85.105	54.366	2.34	43.293	3.129
86.403	64.684	0	88.94	94.982	3.206	1.812	0
90.007	82.879	0	84.67	90.909	3.094	5.997	1.537
95	23.97	0	100	56.874	0	43.126	0
100	100	0	100	100	0	0	0

Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
74.68	100	0	100	40.565	0	59.435	0
75.148	88.013	0	95.172	60.448	3.452	36.1	0
76.7	88.731	0	95.984	75.267	6.105	18.628	0
76.055	84.334	0	94.105	67.665	4.735	27.601	13.319
78.748	88.397	0	95.305	68.868	1.825	29.308	19.752
79.654	81.053	0	93.275	69.032	3.37	27.598	29.959
78.098	81.864	0	90.036	69.711	1.759	28.529	1.302
78.165	69.495	0	72.477	69.495	0	30.505	33.581

Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
71.695	82.987	0	93.783	0	4.347	95.653	0
72.535	89.869	0	96.06	0	13.159	86.841	0

Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
72.984	75.538	0	89.273	0	17.493	82.507	0
78.409	76.215	0	83.525	0	25.248	74.752	9.713
78.423	77.388	0	91.512	0	15.002	84.998	3.103
78.21	71.035	0	92.554	0	5.061	94.939	17.551
79.58	80.717	0	95.828	0	2.625	97.375	36.498
78.066	79.283	0	94.949	0	2.774	97.226	28.911
78.062	75.452	0	96.208	0	1.065	98.935	29.082
75.993	65.67	0	95.148	0	3.893	96.107	14.831
76.216	67.83	0	89.154	0	0	100	34.02
73.211	80.782	0	100	0	0	100	15.376
74.355	0	0	50.225	0	0	100	0

Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
78.879	100	0	100	100	0	0	100
82.021	90.118	0	97.736	95.02	4.054	0.926	100
83.965	90.405	0	100	96.968	3.032	0	100
81.39	88.313	0	98.81	72.061	1.335	26.604	100
81.05	86.126	0	100	60.759	1.271	37.97	100
81.558	87.213	0	100	56.156	0.623	43.221	100
82.385	76.668	0	100	52.404	1.742	45.853	100
80.449	88.142	0	100	66.846	0	33.154	100
80.399	69.116	0	100	18.78	0	81.22	100
85.814	79.731	0	100	79.731	0	20.269	100